Note 21 - Trade and Other Receivables	12 Months Ended
Dec. 31, 2023
Statement Line Items [Line Items]
Disclosure of trade and other receivables [text block]
21	Trade and other receivables

	2023	2022

Bullion sales receivable	5,403	7,383
VAT receivables	4,259	1,001
Solar - VAT and duty receivables*	–	720
Deposits for stores, equipment and other receivables	290	81
	9,952	9,185

The carrying value of trade receivables is considered a reasonable approximation of fair value and are short term in nature. No provision for expected credit losses was recognised in the current or prior period as none of the debtors were past due and there has been no doubtful debt on debtors (refer to note 33). Up to the date of approval of these financial statements all of the outstanding bullion sales receivable were settled in full. The Company offset VAT receivables equating to $3.9 million against liabilities due for other types of taxes administrated by the Zimbabwe Revenue Authority.

*

On December 7, 2021 a duty rebate on the importation of capital goods was granted to the Company in terms of the Customs and Excise General Regulations of 2001. However, the customs officials at Forbes Border Post rejected a rebate on solar cables despite presentation of a valid rebate letter. An appeal was made to the Commissioner of Taxes seeking the rebate and the outcome of the appeal was unfavourable.